                          POWER OF ATTORNEY

      Know  all  persons by these presents, that the  undersigned hereby  constitutes and appoints each of Douglas K. Chia, Russell

C.  Deyo,  Linda  E.  King, John Papa and  Steven  M.  Rosenberg,

signing  singly,  the undersigned's true and lawful  attorney-in-

fact to:

(1)  execute  for  and  on  behalf of  the  undersigned,  in  the undersigned's  capacity  as an officer  and/or  director  of

     Johnson  &  Johnson (the "Company"), Forms 3,  4  and  5  in

     accordance with Section 16(a) of the Securities Exchange Act of  1934  and the rules thereunder (the "Exchange Act")  and

     Forms 144 in accordance with Rule 144 of the Securities  Act of 1933 (the "Securities Act");

          (2)  do and perform any and all acts for and on behalf of

     the  undersigned  which  may be necessary  or  desirable  to complete  and  execute any such Form 3, 4,  5  and  144  and timely file such form with the United States Securities  and

     Exchange  Commission  and  any  stock  exchange  or  similar authority; and

           (3)   take any other action of any type whatsoever  in

     connection with the foregoing which, in the opinion of  such attorney-in-fact, may be of benefit to, in the best interest of,  or  legally  required  by, the  undersigned,  it  being understood  that the documents executed by such attorney-in-

     fact on behalf of the undersigned pursuant to this Power  of

     Attorney shall be in such form and shall contain such  terms and  conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act  and thing  whatsoever requisite, necessary, or proper to be  done  in the  exercise of any of the rights and powers herein granted,  as fully  to  all intents and purposes as the undersigned  might  or could  do  if personally present, with full power of substitution or  revocation,  hereby ratifying and confirming  all  that  such

attorney-in-fact,  or  such  attorney-in-fact's   substitute   or

substitutes, shall lawfully do or cause to be done by  virtue  of this  power of attorney and the rights and powers herein granted.

The  undersigned  acknowledges that the  foregoing  attorneys-in-

fact,  in  serving  in  such  capacity  at  the  request  of  the undersigned,  are not assuming, nor is the Company assuming,  any of  the undersigned's responsibilities to comply with Section  16 of the Exchange Act or Rule 144 of the Securities Act.

     This Power of Attorney shall remain in full force and effect until  the  undersigned  is no longer required  to  file  reports pursuant  to Section 16 of the Exchange Act with respect  to  the undersigned's  holdings of and transactions in securities  issued by  the Company, unless earlier revoked by the undersigned  in  a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of the date set forth below.

                                        /s/ William D. Perez

                                         Name:  William D.  Perez

     Date: June 12, 2007

02/10/2006